Exhibit 10.3

EXECUTION COPY

GUARANTEE AGREEMENT

dated as of

February 6, 2006,

Among

CRC HEALTH GROUP, INC.

(to be renamed CRC HEALTH CORPORATION)

CRC INTERMEDIATE HOLDINGS, INC.

THE SUBSIDIARIES IDENTIFIED HEREIN

and

CITIBANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

		Page
	ARTICLE I

	Definitions

SECTION 1.01.	Credit Agreement	3
SECTION 1.02.	Other Defined Terms	3
	ARTICLE II

	Guarantee

SECTION 2.01.	Guarantee	4
SECTION 2.02.	Guarantee of Payment	4
SECTION 2.03.	No Limitations	4
SECTION 2.04.	Reinstatement	5
SECTION 2.05.	Agreement To Pay; Subrogation	5
SECTION 2.06.	Information	5
	ARTICLE III

	Indemnity, Subrogation and Subordination

SECTION 3.01.	Indemnity and Subrogation	6
SECTION 3.02.	Contribution and Subrogation	6
SECTION 3.03.	Subordination	6
	ARTICLE IV

	Miscellaneous

SECTION 4.01.	Notices	6
SECTION 4.02.	Waivers; Amendment	7
SECTION 4.03.	Administrative Agent’s Fees and Expenses; Indemnification	7
SECTION 4.04.	Successors and Assigns	8
SECTION 4.05.	Survival of Agreement	8
SECTION 4.06.	Counterparts; Effectiveness; Several Agreement	8
SECTION 4.07.	Severability	8
SECTION 4.08.	Right of Set-Off	9
SECTION 4.09.	Governing Law; Jurisdiction; Consent to Service of Process	9
SECTION 4.10.	WAIVER OF JURY TRIAL	10
SECTION 4.11.	Headings	10
SECTION 4.12.	Security Interest Absolute	10
SECTION 4.13.	Termination or Release	10
SECTION 4.14.	Additional Restricted Subsidiaries	11

Schedules

Schedule I Subsidiary Parties

Exhibits

Exhibit I Form of Guarantee Agreement Supplement

-i-

GUARANTEE AGREEMENT dated as of February 6, 2006 among CRC INTERMEDIATE HOLDINGS, INC. (“Holdings”), the Subsidiaries of the Borrower (as defined below) identified herein and CITIBANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of February 6, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, CRC HEALTH GROUP, INC., a Delaware corporation (to be renamed CRC HEALTH CORPORATION) (the “Borrower”), the lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse, as Co-Documentation Agents. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms . As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guarantee Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantee Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Guarantor” means Holdings and each Restricted Subsidiary that is a Domestic Subsidiary and not an Excluded Subsidiary.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, to the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent (as defined in the Security Agreement) or any other Secured Party for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s, financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation. Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Party hereunder in respect of any Obligation and such other Subsidiary Party (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the Guarantee Agreement Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 3.03. Subordination

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in

Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment

(a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Guarantors agree to indemnify the Administrative Agent and the other Indemnities (as defined in Section 10.05 of the Credit Agreement) from and against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with the Indemnified Liabilities, in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within 10 Business Days of written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or uneforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good–faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

SECTION 4.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS

(A) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Security Interest Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 4.13. Termination or Release

(a) This Agreement and the Guarantees made herein shall terminate with respect to all Obligations when all the outstanding Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Obligations have been reduced to zero (other than L/C Obligations that have been fully cash collateralized or supported by a backstop letter of credit in form and substance satisfactory to the Administrative Agent) and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) In connection with any termination or release pursuant to paragraph (a), the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

SECTION 4.14. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Borrower that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Subsidiary Parties upon becoming a Restricted Subsidiaries. Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a Guarantee Agreement Supplement, such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CRC INTERMEDIATE HOLDINGS, INC.

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CRC HEALTH GROUP, INC.

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CRC HEALTH CORPORATION

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

CORPORATE SUBSIDIARIES:

4therapy.com NETWORK
ADVANCED TREATMENT SYSTEMS, INC.
ATS OF CECIL COUNTY, INC.
ATS OF DELAWARE, INC.
ATS OF NORTH CAROLINA, INC.
BATON ROUGE TREATMENT CENTER, INC.
BECKLEY TREATMENT CENTER, INC.
BGI OF BRANDYWINE, INC.
BOWLING GREEN INN OF PENSACOLA, INC.
BOWLING GREEN INN OF SOUTH DAKOTA, INC.
CAPS OF VIRGINIA, INC.
CARTERSVILLE CENTER, INC.
CHARLESTON TREATMENT CENTER INC.
CLARKSBURG TREATMENT CENTER, INC.
COMPREHENSIVE ADDICTION PROGRAMS, INC.
CORAL HEALTH SERVICES, INC.
CRC ED TREATMENT, INC.
CRC RECOVERY, INC.
EAST INDIANA TREATMENT CENTER, INC.
EVANSVILLE TREATMENT CENTER INC.
GALAX TREATMENT CENTER, INC.
GREENBRIER TREATMENT CENTER, INC.
HUNTINGTON TREATMENT CENTER, INC.
INDIANAPOLIS TREATMENT CENTER, INC.
JAYCO ADMINISTRATION, INC.
JEFF-GRAND MANAGEMENT CO., INC.
KANSAS CITY TREATMENT CENTER, INC.

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

CORPORATE SUBSIDIARIES (cont.):

MINERAL COUNTY TREATMENT CENTER, INC.
MWB ASSOCIATES-MASSACHUSETTS, INC.
NATIONAL SPECIALTY CLINICS, INC.
NSC ACQUISITION CORP.
PARKERSBURG TREATMENT CENTER, INC.
RICHMOND TREATMENT CENTER, INC.
SAN DIEGO HEALTH ALLIANCE
SHELTERED LIVING INCORPORATED
SIERRA TUCSON INC.
SOUTHERN INDIANA TREATMENT CENTER INC.
SOUTHERN WEST VIRGINIA TREATMENT CENTER, INC.
SOUTHWEST ILLINOIS TREATMENT CENTER, INC.
STONEHEDGE CONVALESCENT CENTER, INC.
TRANSCULTURAL HEALTH DEVELOPMENT, INC.
TREATMENT ASSOCIATES, INC.
VIRGINIA TREATMENT CENTER, INC.
VOLUNTEER TREATMENT CENTER, INC.
WCHS OF COLORADO (G), INC.
WCHS, INC.
WHEELING TREATMENT CENTER, INC.
WHITE DEER REALTY, LTD.
WHITE DEER RUN, INC.
WICHITA TREATMENT CENTER INC.
WILLIAMSON TREATMENT CENTER, INC.
WILMINGTON TREATMENT CENTER, INC.

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

SAN DIEGO TREATMENT SERVICES

By: Jayco Administration, Inc.
Its: Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

By: Treatment Associates, Inc.
Its: Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

CALIFORNIA TREATMENT SERVICES

By: Jayco Administration, Inc.
Its: Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

By: Treatment Associates, Inc.
Its: Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

MILWAUKEE HEALTH SERVICES SYSTEM

By: WCHS, Inc.
Its: Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

By: Coral Health Services, Inc.
Its: Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

THE CAMP RECOVERY CENTERS, L.P.

By: CRC Recovery, Inc.
Its: General Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

By: CRC Health Corporation
Its: Limited Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

STONEHEDGE CONVALESCENT CENTER LIMITED PARTNERSHIP

By: Stonehedge Convalescent Center, Inc.
Its: General Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

By: Comprehensive Addiction Programs, Inc.
Its: Limited Partner

By:	/s/ Kevin Hogge
Name:	Kevin Hogge
Title:	Chief Financial Officer

CITIBANK, N.A., as Administrative Agent

By:	/s/ Aaron Dannenberg
Name:	Aaron Dannenberg
Title:	Vice President

Schedule I to

the Guarantee Agreement

SUBSIDIARY PARTIES

4therapy.com NETWORK

Advanced Treatment Systems, Inc.

ATS of Cecil County, Inc.

ATS of Delaware, Inc.

ATS of North Carolina, Inc.

Baton Rouge Treatment Center, Inc.

Beckley Treatment Center, Inc.

BGI of Brandywine, Inc.

Bowling Green Inn of Pensacola, Inc.

Bowling Green Inn of South Dakota, Inc.

California Treatment Services

CAPS of Virginia, Inc.

Cartersville Center, Inc.

Charleston Treatment Center Inc.

Clarksburg Treatment Center, Inc.

Comprehensive Addiction Programs, Inc.

Coral Health Services, Inc.

CRC ED Treatment, Inc.

CRC Health Corporation

CRC Recovery, Inc.

East Indiana Treatment Center, Inc.

eGetgoing, Inc.

Evansville Treatment Center, Inc.

Galax Treatment Center, Inc.

Greenbrier Treatment Center, Inc.

Huntington Treatment Center, Inc.

Indianapolis Treatment Center, Inc.

Jayco Administration, Inc.

Jeff-Grand Management Co., Inc.

Kansas City Treatment Center, Inc.

Milwaukee Health Services System

Mineral County Treatment Center, Inc.

MWB Associates-Massachusetts, Inc.

National Specialty Clinics, Inc.

NSC Acquisition Corp.

Parkersburg Treatment Center, Inc.

Richmond Treatment Center, Inc.

San Diego Health Alliance

San Diego Treatment Services

Sheltered Living Incorporated

Sierra Tucson Inc.

Southern Indiana Treatment Center, Inc.

Southern West Virginia Treatment Center, Inc.

Southwest Illinois Treatment Center, Inc.

Stonehedge Convalescent Center, Inc.

Stonehedge Convalescent Center, Limited Partnership

The Camp Recovery Centers L.P.

Transcultural Health Development, Inc.

Treatment Associates, Inc.

Virginia Treatment Center, Inc.

Volunteer Treatment Center, Inc.

WCHS of Colorado (G) Inc.

WCHS, Inc.

Wheeling Treatment Center, Inc.

White Deer Realty, Ltd.

White Deer Run, Inc.

Wichita Treatment Center, Inc.

Williamson Treatment Center, Inc.

Wilmington Treatment Center, Inc.

S-2

Exhibit I to the

Guarantee Agreement

SUPPLEMENT NO. __ dated as of [•], to the Guarantee Agreement dated as of February 6, 2006, among CRC INTERMEDIATE HOLDINGS, INC. (“Holdings”), CRC HEALTH CORPORATION, the Subsidiaries of the Borrower (as defined below) identified herein and CITIBANK, N.A., as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of February 6, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRC Intermediate Holdings, a Delaware corporation (“Holdings”), CRC Health Group, Inc.(to be renamed CRC Health Corporation), a Delaware corporation (“Borrower), the Guarantors party thereto (collectively, the “Guarantors”), Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse, as Co-Documentation Agents.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 4.14 of the Guarantee Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor) and Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:
Name:
Title:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title: